UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934
         Date of Report (Date of earliest event reported) March 12, 2004

                                   GTREX, Inc.
                        (formerly Apollo Holdings, Inc.)

             (Exact name of registrant as specified in its charter)
    Delaware                         333-58744             13-4171971
    -----------                  ----------------         ------------
 (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)          Identification No.)      File Number)

               515 Madison Avenue, 21st Floor, New York, NY 10022
              (Address of principal executive offices) (Zip code)

                                  908 672 6343
            (Registrant's Telephone Number, Including the Area Code)

Item 7. Financial Statements and Exhibits

This current report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Commission on March 25, 2004 relating to the acquisition by GTREX, Inc., a Delaware corporation (the "Company"), of GTREX-Global Travel Exchange, Inc., a Delaware corporation, on March 12, 2004.

Included as Exhibit 99.1 to the Form 8-K filed with the Commission on March 25, 2004 was the Agreement And Plan Of Reorganization

Included as Exhibit 99.2 to the Form 8-K filed with the Commission on March 25, 2004 were the un-audited financial statements of the business being acquired and are incorporated by reference in this filing.

The following documents are included as part of this report as Exhibit 99.3:

Report of Independent Certified Public Accountants of GTREX-Global Travel Exchange, Inc. as of April 30, 2003, 2002 and 2001 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended April 30, 2003 and 2002.

The following documents are included as part of this report as Exhibit 99.4:

Pro Forma financial information. The un-audited pro forma Balance Sheet of the Company as of the year ended December 31, 2003 and un-audited pro forma pro forma Consolidated Statements of Operations for the year ended December 31, 2003 are included as part of this report as Exhibit 99.5.

The un-audited pro form consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the periods presented. The following documents are included as part of this report as Exhibit 99.5:

Pro Forma financial information. The un-audited pro forma Balance Sheet of the Company as of the three months ended March 31, 2004 and un-audited pro forma pro forma Consolidated Statements of Operations for the three months ended March 31, 2004 are included as part of this report as Exhibit 99.5.

The un-audited pro form consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 2004
/s/ Kailash Khanna
Kailash Khanna
Chief Executive Officer

Exhibit 99.4

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
GTREX, Inc.

We have audited the accompanying balance sheets of GTREX, Inc. (formerly Internet Accommodations Network, Inc.) as of April 30, 2003, 2002 and 2001 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended April 30, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GTREX, Inc. (formerly Internet Accommodations Network, Inc.) as of April 30, 2003, 2002 and 2001, and the results of its operations and its cash flows for the years ended April 30, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has no revenues, has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The statements of operations, and cash flows for the period June 14, 1999 (inception) to April 30, 2003 and the statements of changes in stockholders' equity for the period June 14, 1999 (inception) to April 30, 2001 were compiled by us in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.



PETERSON & CO., LLP

May 25, 2004
San Diego, California

          GTREX, Inc. (Formerly Internet Accommodations Network, Inc.)
                          (A Development Stage Company)
                                 Balance Sheets
                          April 30, 2003, 2002 and 2001

                                                                      2003                     2002                 2001
ASSETS
Current assets

                                                               $                         $
   Cash and cash equivalents                                   -                         -                      $      3,597

   Related party receivable                                    -                                   20,730                   -


      Total current assets                                                  -                      20,730               3,597


PROPERTY AND EQUIPMENT, net                                                40,000        -                             21,366

      Total assets                                                     $   40,000               $  20,730            $ 24,963

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
                                                                $
   Accounts payable and accrued liabilities                               350,000          $      177,155             $ 40,000


   Current portion of convertible note payable                 -                                   40,000                   -


      Total current liabilities                                           350,000                 217,155              40,000

Long term debt

   Convertible note payable, net                               -                         -                             40,000


      Total Liabilities                                                   350,000                 217,155              80,000

Stockholders' equity (deficit)
Common stock, $0.10 par value,
2,500,000 shares authorized, 1,773,600,
1,693,600 and 1,583,600 shares issued
and outstanding in 2003, 2002 and
2001,respectively                                                         177,360                 16,936              15,836

   Additional paid in capital                                           1,826,495              1,937,319           1,675,419

   Accumulated deficit                                                 (2,313,855)            (2,150,680)         (1,746,292)

      Total stockholders' equity (deficit)                               (310,000)              (196,425)            (55,037)


      Total liabilities and stockholders' equity (deficit)            $    40,000              $  20,730            $ 24,963

              The accompanying notes are an integral part of these
                             financial statements.

          GTREX, Inc. (Formerly Internet Accommodations Network, Inc.)
                          (A Development Stage Company)
                            Statements of Operations
                   For the Years Ended April 30, 2003 and 2002
         And for the Period June 14, 1999 (Inception) to April 30, 2003

                                                                                                                  For the Period
                                                                                                                  June 14, 1999
                                                                                                                  (Inception) to
                                                                      For the Years Ended                           April 30,
                                                                           April 30,                                   2003
                                                         2003                                     2002             (Unaudited)

OPERATING EXPENSES

   Depreciation and amortization                     $        -                                       16,000               22,550

   General and administrative                                12,034                                   43,238              821,536

   Office and miscellaneous                                 129,341                                  139,970              417,061

   Salaries and consulting expenses                          17,000                                  189,014            1,009,781


LOSS FROM OPERATIONS                                      (158,375)                                (388,222)          (2,270,928)

OTHER INCOME (EXPENSE)

   Interest income (expense)                                (4,800)                                  (4,800)             (31,561)

   Loss on disposition of asset                                   -                                 (11,366)             (11,366)

NET LOSS                                                 $(163,175)                              $ (404,388)        $ (2,313,855)

Net loss per share - basic and diluted                   $   (0.10)                               $   (0.24)           $   (1.87)


Weighted average number of common shares                  1,693,600                                1,669,874            1,235,997

              The accompanying notes are an integral part of these
                             financial statements.

          GTREX, Inc. (Formerly Internet Accommodations Network, Inc.)
                          (A Development Stage Company)
             Statements of Changes In Stockholders' Equity (Deficit)

                                                                                 Additional                                  Total
                                                 Common Stock                      Paid in            Accumulated      Stockholders'
                                           Shares*             Amount              Capital              Deficit             Equity



Common stock issued to founders       650,000                   $   6,500     -                    $        -         $     6,500


Common stock issued                   41,100                411               1,023,139                                  1,023,550

Warrants issued for services                                                  142,416                                      142,416

Common stock issued for services      75,000                750               59,250                                        60,000

Net loss for the period June 14,
1999

  (inception) to April 30, 2000                                                                         (1,074,193)     (1,074,193)


BALANCE, April 30, 2000 (Unaudited)   766,100               7,661             1,224,805                 (1,074,193)        158,273


Common stock issued for services      387,500               3,875             383,625                                      387,500
Discount on debt issued with

  detachable warrants                                                         28,289                                        28,289

Warrants exercised                    430,000               4,300             38,700                                        43,000


Net loss                                                                                                  (672,099)       (672,099)


BALANCE, April 30, 2001               1,583,600             15,836            1,675,419                 (1,746,292)        (55,037)


Common stock issued                   100,000               1,000             124,418                                      125,418

Warrants issued                                                               124,582                                      124,582

Common stock issued for services      10,000                100                12,900                                       13,000


Net loss                                                                      -                           (404,388)       (404,388)


BALANCE, April 30, 2002               1,693,600             16,936            1,937,319                 (2,150,680)       (196,425)

Ten to one reverse stock split,
July 3, 2002                                                152,424           (152,424)                                          -

Common stock issued                   80,000                  8,000             41,600                                       49,600


Net loss                                                                                                  (163,175)       (163,175)


BALANCE, April 30, 2003             $ 1,773,600             177,360           1,826,495              $  (2,313,855)      $(310,000)

* Restated to reflect 10 to 1
Reverse Stock Split

                 The accompanying notes are an integral part of
                          these financial statements.

          GTREX, Inc. (Formerly Internet Accommodations Network, Inc.)
                          (A Development Stage Company)
                            Statements of Cash Flows


                                                                                                                     For the Period
                                                                                                                      June 14, 1999
                                                                                                                     (Inception) to
                                                                                For the Years Ended                      April 30,
                                                                                     April 30,                             2003
                                                                             2003                   2002                (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                     $  (163,175)           $(404,388)         $ (2,313,855)
   Adjustments to reconcile net loss to net cash
      used in operating activities

         Depreciation and amortization                                                  -               16,000               22,550

         Discount on debt                                                               -                    -               28,289

         Common stock issued to founder                                                 -                    -                6,500

         Common stock issued for services                                               -               13,000              460,500

         Common stock issued for accrued interest on note payable                   9,600                    -                9,600

         Common stock purchase warrants issued for services                             -                    -              142,416

         Interest                                                                       -                    -                3,000

         Loss on disposition of asset                                                   -               11,366               11,366
   Changes in operating assets

      Related party receivable                                                     20,730             (20,730)                    -
   Changes in operating liabilities

      Accounts payable and accrued liabilities                                    132,845              137,155              310,000

Net cash used in operating activities                                                   -            (247,597)           (1,319,634)

CASH FLOWS FROM INVESTING ACTIVITIES

   Purchase of capital assets                                                           -              (6,000)              (33,916)

Net cash used in investing activities                                                   -              (6,000)              (33,916)

CASH FLOWS FROM FINANCING ACTIVITIES

   Proceeds from convertible notes payable                                              -                    -               80,000

   Common stock issued                                                                  -              250,000            1,273,550

Net cash provided by financing activities                                               -              250,000            1,353,550


NET DECREASE IN CASH AND CASH EQUIVALENTS                                               -              (3,597)                    -
CASH AND CASH EQUIVALENTS

   Beginning of period                                                                  -                3,597                    -
CASH AND CASH EQUIVALENTS
   End of period                                                                  $     -              $     -              $     -

SUPPLEMENTAL NONCASH DISCLOSURES
   Interest paid                                                                  $     -              $     -              $     -
   Income taxes paid                                                              $     -              $     -              $     -

NONCASH INVESTING AND FINANCING ACTIVITIES
   Acquisition of platform development recorded as an accrued
liability                                                                      $   40,000              $     -           $   40,000
   Conversion of note payable and accrued interest into common
stock                                                                          $   49,600              $     -           $   49,600

                                                                     $
   Warrants exercised through retirement of debt                     -                                 $     -           $   40,000

                 The accompanying notes are an integral part of
                          these financial statements.

          GTREX, Inc. (formerly Internet Accommodations Network, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE 1 - ORGANIZATION AND BUSINESS

         GTREX - Global Travel Exchange, Inc. (The "Company") changed its name from Internet Accommodations Network, Inc. on June 12, 2001. The Company was incorporated on June 14, 1999 (inception) in the state of Delaware. The Company is in the development stage and its efforts through April 30, 2003 have been principally devoted to organizational activities, raising capital and research and development. Management anticipates incurring substantial losses as it pursues its research and development efforts.

         The Company is developing an internet-based electronic platform for worldwide sale and distribution of travel reservations. The platform is based on an IBM e-business toolkit for the travel industry and provides direct digital links or Integrated Direct Connections ("IDC's") between suppliers' reservation systems ("CRS's") and its customers. The GTREX platform will translate the query or command from a buyer's system to an industry standard data definition for internal processing and then translate again for compatibility with data formats recognized by the supplier's system before being sent over the internet to its destination. The platform will provide connectors for supplier and buyer along with sophisticated technology for rapid, efficient connection. Once the supplier and buyer will have a direct link, the buyer has instantaneous access to the supplier's inventory with full recognition of agreed terms and protocols.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of less than three months to be cash equivalents.

Property and Equipment

Equipment is recorded at cost and is depreciated using the straight-line method based upon the estimated useful lives of the assets, generally three to five years. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations.

Impairment of Long-Lived Assets

The Company accounts for impairment of long-lived assets under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of." This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Income Taxes

The Company uses the asset and liability method as identified in Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes.

Stock-Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation," defines a fair value based method of accounting for stock-based compensation. However, SFAS 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Entities electing to remain with the accounting method of APB 25 must make pro forma disclosures of net income (loss) and earnings (loss) per share as if the fair value method of accounting defined in SFAS 123 had been applied. The Company has elected to remain with the accounting method of APB 25 and make the pro forma disclosures under SFAS 123.

Loss Per Common Share

The Company presents basic and diluted per-share information on the face of the statements of operations. The Company's capital structure is not complex and, accordingly, dual presentation is not required. Basic per share information is computed as net income (loss) divided by the weighted average number of common shares outstanding for the period. Diluted per-share information reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities to the extent the effects of these securities are not anti-dilutive. The Company issued warrants to purchase shares of common stock. The effect of these warrants granted but not exercised has been excluded from the computation of loss per common share as their effect would have been anti-dilutive.

Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY AND EQUIPMENT

At April 30, 2003, 2002 and 2001 property and equipment consist of the following:

                                                                            April 30,
                                                       -------------------------------------------------
                                                            2003              2002             2001
                                                       --------------    -------------    --------------
Furniture                                              $           --    $          --    $       18,116
Computer equipment                                                 --               --             9,800
Platform development                                           40,000               --                --
                                                       --------------    -------------    --------------
                                                                   --               --            27,916
Accumulated depreciation                                           --               --            (6,550)
                                                       --------------    -------------    ---------------
                                                       $       40,000    $          --    $       21,366
                                                       ==============    =============    ==============

Depreciation expense was $0 and $16,000 for the years ended April 30, 2003 and 2002, respectively. Depreciation expense for the period June 14, 1999 (inception) to April 30, 2003 was $22,550. In April 2002 the company abandoned all property and equipment and recognized a loss of $11,366 on the disposal.

NOTE 4 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

At April 30, 2003, 2002 and 2001 accounts payable and accrued liabilities consist of the following:

                                                                            April 30,
                                                       -------------------------------------------------
                                                            2003              2002             2001
                                                       --------------    -------------    --------------
Accrued salaries                                       $      220,000*   $     110,000    $           --
Platform development                                           40,000               --                --
Accounts payable and accrued expenses                          90,000*          67,155            40,000
                                                       ---------------   -------------    --------------

                                                       $      350,000    $     177,155    $       40,000
                                                       ==============    =============    ==============

*At December 15, 2003 liabilities for accrued salaries and accrued expenses in the amount of $310,000 was forgiven and recognized as other income by the Company.

NOTE 5 - RELATED PARTY TRANSACTIONS

Related Party Receivable

At April 30, 2002 there was a balance due from a shareholder and director in the amount of $20,730. During the year ended April 30, 2003 the entire balance was repaid to the Company.

Note Payable

On October 20, 2000 the Company issued a $30,000 note payable with an officer and shareholder, with interest at a rate of 10.0% per annum, due on demand and with a detachable warrant to purchase 500,000 shares of common stock, with an exercise price of $0.10 per share. A portion of the proceeds of the note payable in the amount of $28,289 which was allocable to the warrant was accounted for as paid-in-capital and recognized as a discount on the note payable. The warrant expires on June 30, 2005. During the year ended April 30, 2001 the officer and shareholder advanced an additional $10,000 to the Company. Principal, accrued interest and the advance in the total amount of $43,000 were discharged on April 30, 2001 in exchange for 430,000 shares of common stock through the partial exercise of the warrant.

On March 1, 2001 the Company issued a $40,000 convertible note payable to a shareholder, with interest at a rate of 6.0% per annum, due on April 30, 2003. The note and accrued interest, at the option of the holder was convertible into shares of common stock at a conversion price of $0.05 per share through April 30, 2001 and thereafter, the greater of $0.05 per share or 85% of the average price per share of common stock sold through April 30, 2002 and subject to a maximum number of shares equal to 5% of the shares of common stock outstanding at the date of the conversion. During 2003 and 2002 the Company accrued $9,600 of interest payable on this note. In 2003 the total balance was converted into 80,000 shares of common stock.

NOTE 6 - STOCKHOLDERS' EQUITY

Common Stock

On July 3, 2002 the Board of Directors authorized a 10 to 1 reverse stock split. This split has been reflected retroactively and all per share information has been restated as if the reverse stock split had occurred on June 14, 1999.

On June 14, 1999 the Company issued 650,000 shares of common stock to its founders for the contribution of certain technology rights valued at a nominal cost of $6,500. During the year ended April 30, 2000 the Company issued 75,000 shares of common stock for services valued at $60,000.

During the year ended April 30, 2001 the Board issued 387,500 shares of common stock for various services valued at $387,500. On April 30, 2001 the former Chief Financial Officer exercised a warrant to purchase 430,000 shares of common stock.

On July 1, 2001 the Company issued 100,000 shares of common stock and warrants to purchase 100,000 shares of common stock with an exercise price of $0.10 per share for cash in the amount of $250,000. The warrants expire on July 1, 2004. On January 1, 2002 the Company issued 10,000 shares of stock for services valued at $13,000.

On April 30, 2003 a convertible note payable in the amount of $49,600, including accrued interest was converted into 80,000 shares of common stock.

Warrants

During the period June 14, 1999 (inception) to April 30, 2003 the Company granted warrants to purchase 633,650 shares of common stock with exercise prices between $0.10 to $3.30 per share: 100,000 warrants in connection with common stock issued, 33,650 warrants for services valued at $142,416 and 500,000 warrants in connection with a debt issuance. The warrants generally expire between four to five years from the date of issue.

At April 30, 2003 the Company had the following warrants outstanding:

                                         Average                            Weighted
                                        Remaining                            Average
   Exercise                            Contractual                          Exercise
     Price            Outstanding         Life            Exercisable         Price
----------------    -------------     -------------    --------------    -------------
     $0.10                    250        1 Year                   250         $0.01
     $3.30                 33,400        1 Year                33,400         $3.30
     $0.10                 70,000        2 Years               70,000         $0.01
     $0.10                100,000        1 Year               100,000         $0.01
                    -------------                      --------------
                          203,650                             203,650
                    =============                      ==============

The warrants were valued and compensation expense calculated using the Black-Scholes valuation model with the following assumptions:

   Dividend            Risk Free        Expected                            Number of
     Yield             Interest           Life           Volatility          Options
----------------    -------------     -------------    --------------    -------------
      0.0%                6.0%           4 Years           0.0001%              33,650

On July 3, 2002 the Board of Directors authorized a 1-for-10 reverse stock split. This split has been reflected retroactively and all warrants have been restated as if the reverse stock split had occurred on June 14, 1999.

NOTE 7 - INCOME TAXES

At April 30, 2003 the Company had net operating loss carryforwards of approximately $2,300,000 which for federal reporting purposes expire from 2019 to 2022. Section 382 of the Internal Revenue Code includes provisions which may limit the net operating loss carryforwards available for use in any given year if certain events occur, including significant changes in stock ownership. The difference between the tax benefit assuming federal and state income tax rates of 34% and 6%, respectively and amounts recorded in the financial statements of 0% is the result of the Company recording a full valuation allowance against the net operating loss.

NOTE 8 - LIQUIDITY AND GOING CONCERN

The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining debt financing and equity capital. While pursuing additional debt and equity funding, the Company must continue to operate on limited cash flows. The Company has experienced a net loss from continuing operation for the year ended April 30, 2003 of $163,175 compared to a net loss of $404,388 for the year ended April 30, 2002 and has accumulated a deficit of $2,313,855 since inception.

The Company will have to minimize its requirements for working capital by limiting operations. Working capital limitations continue to impinge on day-to-day operations, thus contributing to continued operating losses.

NOTE 9 - SUBSEQUENT EVENTS

Settlement Agreement and Mutual Release

In contemplation of merger, on December 15, 2003 a settlement and mutual release was executed with all of the officers and directors of the Company. According to the terms of the agreement the officers and directors, and the Company discharged each other from all claims, demands or other actions. Accordingly, at December 15, 2003 liabilities for accrued salaries and accrued expenses in the amount of $310,000 was forgiven and recognized as other income by the Company.

Merger and Acquisition

On March 12, 2004 the Company exchanged 100% of the issued and outstanding shares of common stock for 8,819,400 shares of common stock of GTREX, Inc. (formerly Apollo Holdings, Inc.). This exchange of shares has been accounted for as a reverse merger, under the purchase method of accounting.

Exhibit 99.5
                   GTREX, Inc. (Formerly Apollo Holding, Inc.)
                          (A Development Stage Company)
                       Proforma Consolidated Balance Sheet
                                   (Unaudited)
                                December 31, 2003


                                 GTREX, Inc
                                 (formerly
                                  Internet              GTREX, Inc
                                                      (formerly
                                Accomodations         Apollo                  Proforma
                                  Network)            Holdings, Inc)        Adjustments              Proforma
ASSETS
Current assets
  Cash and cash equivalents           $      -             $     103              $      -                $    103

  Trust account receivable             330,989                     -                     -                 330,989

  Prepaid expenses                       3,141                     -      -                                  3,141


    Total current assets               334,130                   103      -                                334,233


PROPERTY AND EQUIPMENT, net            101,193                     -                     -                 101,193


                                                                          $
    Total assets                  $    435,323             $     103      -                              $ 435,426

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities

  Accounts payable and                                                    $
accrued liabilities                   $      -             $      92      -                               $     92

    Total current
liabilities                                  -                    92      -                                     92

Long term debt
  Convertible note payable,
net                                          -                     -      -                                      -


    Total Liabilities                        -                    92      -                                     92

Stockholders' equity
  Common stock, $0.10 par
value and $0.0001 par
valuerespectively; 2,500,000
and 100,000,000 authorized;
1,773,600 and 4,782,108
issued and outstanding
respectively.                          177,360                   478                 (478)                 177,360

  Additional paid in capital         2,337,745               200,943             (200,943)               2,337,745

  Accumulated deficit              (2,079,782)             (201,410)               201,421             (2,079,771)

    Total stockholders'
equity                                 435,323                    11      -                                435,334


    Total liabilities and
stockholders' equity              $    435,323             $     103      -                      $     435,426


                   GTREX, Inc. (Formerly Apollo Holding, Inc.)
                          (A Development Stage Company)
                  Proforma ConsolidatedStatements of Operations
                                    Unaudited
                      For the Year Ended December 31, 2003


                                                  GTREX, Inc
                                                (formerly Internet            GTREX, Inc
                                                 Accomodations             (formerly Apollo            Proforma
                                                   Network)                 Holdings, Inc)           Adjustments          Proforma

OPERATING EXPENSES

   Depreciation and amortization                     717                          4,184             $                   $    4,901

   Office and miscellaneous                        16,586                         8,572                     -               25,158

   Legal and professional                           -                             2,195                     -                2,195

   Salaries and consulting expenses               46,000                         18,827                     -               64,827


LOSS FROM OPERATIONS                            (63,303)                        (33,778)                     -             (97,081)

OTHER INCOME (EXPENSE)

   Interest income and (expense)                   (124)                              1                     -                 (123)

   Debt forgiveness                              297,500                        34,802                     -               332,302

   Loss on disposition of asset                     -                           (2,789)                     -               (2,789)

   Interest expense and foreign exchange            -                           (4,366)                     -               (4,366)



NET INCOME (LOSS)                                  234,073                      (6,130)                   -        $        227,943
